UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 9, 2005

LIFEWAY FOODS, INC.
(Exact name of registrant as specified in its charter)

ILLINOIS	0-17363	36-3442829
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

6431 West Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(847) 967-1010

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 9, 2005, Lifeway Foods, Inc., an Illinois corporation (the “Company”) issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

The location of the Company’s Annual Meeting of Shareholders, which was originally scheduled to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, has been changed to 6101 Gross Point Road, Niles, IL 60714, due to scheduling conflicts on behalf of the original hotel venue. The Annual Meeting continues to be scheduled to occur on Saturday, June 11, 2005 at 11:00 a.m. local time. The Company will provide transportation from the original location to the newly provided location for any requesting Shareholder.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press release dated June 9, 2005 – “Lifeway Foods Purchases New Distribution and Warehouse Facility; Annual Shareholder Meeting to Take Place at New Building”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 10, 2005
LIFEWAY FOODS, INC.

By: /s/ Julie Smolyansky
Julie Smolyansky
Chief Executive Officer, President,
and Director